SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement          [  ]  Confidential, for Use of the
                                                   Commission Only (as permitted
[  ]    Definitive Proxy Statement                 by Rule 14a-6(e)(2))
[  ]    Definitive additional materials

[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

GLOBAL/INTERNATIONAL FUND, INC.             INVESTMENT TRUST
SCUDDER CALIFORNIA TAX FREE TRUST           SCUDDER CASH INVESTMENT TRUST
SCUDDER FUNDS TRUST                         SCUDDER MUNICIPAL TRUST
SCUDDER INTERNATIONAL FUND, INC.            SCUDDER PORTFOLIO TRUST
SCUDDER MUTUAL FUNDS, INC.                  SCUDDER STATE TAX FREE TRUST
SCUDDER SECURITIES TRUST                    SCUDDER TAX FREE TRUST
SCUDDER TAX FREE MONEY FUND                 VALUE EQUITY TRUST
SCUDDER U.S. TREASURY MONEY FUND

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

                         GLOBAL/INTERNATIONAL FUND, INC.
                                INVESTMENT TRUST
                        SCUDDER CALIFORNIA TAX FREE TRUST
                          SCUDDER CASH INVESTMENT TRUST
                               SCUDDER FUNDS TRUST
                        SCUDDER INTERNATIONAL FUND, INC.
                             SCUDDER MUNICIPAL TRUST
                           SCUDDER MUTUAL FUNDS, INC.
                             SCUDDER PORTFOLIO TRUST
                            SCUDDER SECURITIES TRUST
                          SCUDDER STATE TAX FREE TRUST
                           SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND
                               VALUE EQUITY TRUST

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

      Please take notice that Special Meetings of Shareholders (each a "Meeting") of each Scudder Trust/Corporation listed above (each Trust is a "Trust," collectively, the "Trusts" and each Corporation is a "Corporation," collectively the "Corporations"), or, if applicable, each of its series that is listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

      Proposal 1: For each Trust/Corporation, to elect Trustees/Directors; and

      Proposal 2: To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund for the Fund's current fiscal year.

      The appointed proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments thereof.

      Holders of record of shares of each Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

      In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                          By Order of the Boards,


                                          [Signature]
                                          John Millette
                                          Secretary

[date]

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                                INVESTMENT TRUST
                        SCUDDER CALIFORNIA TAX FREE TRUST
                          SCUDDER CASH INVESTMENT TRUST
                               SCUDDER FUNDS TRUST
                             SCUDDER MUNICIPAL TRUST
                             SCUDDER PORTFOLIO TRUST
                          SCUDDER STATE TAX FREE TRUST
                           SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND

                             Two International Place
                           Boston, Massachusetts 02110

                         GLOBAL/INTERNATIONAL FUND, INC.
                        SCUDDER INTERNATIONAL FUND, INC.
                           SCUDDER MUTUAL FUNDS, INC.
                            SCUDDER SECURITIES TRUST
                               VALUE EQUITY TRUST

                                 345 Park Avenue
                            New York, New York 10154

                              JOINT PROXY STATEMENT

                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors on each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of the Scudder Trusts/Corporations listed above (each Trust is a "Trust," collectively, the "Trusts" and each Corporation is a "Corporation," collectively, the "Corporations") for use at the Special Meeting of Shareholders of each Trust/Corporation, or, if applicable, its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc., investment manager to each Fund ("Scudder Kemper" or the
"Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on July 13, 2000, at 3:00 p.m., Eastern time, and at any and all adjournments thereof (each a "Meeting").

      In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of a Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable Fund.

      EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 728-3337 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

      Proposal 1 in this Proxy Statement is part of a program proposed by Scudder Kemper to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and have, in turn, relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

      There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for most of the no-load funds advised by Scudder Kemper would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below.

                  PROPOSAL 1: ELECTION OF TRUSTEES/DIRECTORS

      At each Meeting, as part of the overall restructuring effort outlined above, shareholders of each Trust/Corporation will be asked to elect nine individuals to constitute the Board of Trustees/Directors of that Trust/Corporation. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees/Directors of each Trust/Corporation. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees/Directors (as defined below) of the respective Trust/Corporation or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as trustees/directors of most of the other no-load funds advised by Scudder Kemper.

      Currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and each Board of Trustees/Directors has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

      Election of each of the listed nominees for Trustee/Director on each Board requires the affirmative vote of a plurality of the votes cast at the Meeting applicable to a Trust/Corporation, in person or by proxy. The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee/Director so elected will serve as a Trustee/Director of the respective Trust/Corporation until the next meeting of shareholders, if any, called for the purpose of electing Trustees/Directors and until the election and qualification of a successor or until such Trustee/Director sooner dies, resigns or is removed as provided in the governing documents of each Trust/Corporation. Each of the nominees has indicated that he or she is willing to serve as a Trustee/Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees/Directors may recommend. The following paragraphs and table set forth information concerning the nominees and Trustees/Directors not standing for re-election. Each nominee's or Trustee's/Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees/Directors has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

Nominees for Election as Trustees/Directors:

Henry P. Becton, Jr. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree cum laude from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. He has served as a trustee of various mutual funds advised by Scudder Kemper since 1990.

Linda C. Coughlin (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. She has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

Dawn-Marie Driscoll (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Fee Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. She has served as a trustee of various mutual funds advised by Scudder Kemper since 1987.

Edgar R. Fiedler (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

Keith R. Fox (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox is currently a Trustee of Scudder Securities Trust and Value Equity Trust, and a Director of Global/Intenrational Fund, Inc., Scudder International Fund, Inc.
and Scudder Mutual Funds, Inc. He has served as a trustee of various mutual funds advised by Scudder Kemper since 1996.

Joan Edelman Spero (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero is currently a Trustee of Scudder Securities Trust and Value Equity Trust, and a Director of Global/International Fund, Inc., Scudder International Fudn, Inc. and Scudder Mutual Funds, Inc. She has served as a trustee of various mutual funds advised by Scudder Kemper since 1998.

Jean Gleason Stromberg (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

Jean C. Tempel (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. She has served as a trustee of various mutual funds advised by Scudder Kemper since 1994.

Steven Zaleznick (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of the AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined the AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.


Trustees/Directors Not Standing for Re-election:
-------------------------------------------------------------------------------------
                            Principal Occupation or     Present Office with each
Name (Age)               Employment and Directorships        Trust/Corporation
-------------------------------------------------------------------------------------
Sheryle J. Bolton (53)   CEO and Director, Scientific  Director,
                         Learning Corporation.         Global/International Fund,
                                                       Inc., Scudder International
                                                       Fund, Inc., Scudder Mutual
                                                       Funds, Inc.; Trustee,
                                                       Scudder Securities Trust,
                                                       Value Equity Trust.  Ms.
                                                       Bolton serves on the Board
                                                       of 1 additional corporation
                                                       whose funds are advised by
                                                       Scudder Kemper.

-------------------------------------------------------------------------------------
William T. Burgin (56)   General Partner, Bessemer     Director,
                         Venture Partners.             Global/International Fund,
                                                       Inc., Scudder International
                                                       Fund, Inc., Scudder Mutual
                                                       Funds, Inc.; Trustee,
                                                       Scudder Securities Trust,
                                                       Value Equity Trust.  Mr.
                                                       Burgin does not serve on any
                                                       Boards of any additional
                                                       trusts or corporations whose
                                                       funds are advised by Scudder
                                                       Kemper.

-------------------------------------------------------------------------------------
Peter B. Freeman (67)    Corporate Director and        Trustee, Investment Trust,
                         Trustee.                      Scudder California Tax Free
                                                       Trust,    Scudder    Cash
                                                       Investment Trust, Scudder
                                                       Funds Trust, Fund,  Scudder
                                                       Municipal Trust,  Scudder
                                                       Portfolio Trust,  Scudder State
                                                       Tax Free  Trust,  Scudder Tax
                                                       Free Money Fund,  Scudder
                                                       Tax Free  Trust,  Scudder
                                                       U.S. Treasury Money Fund.
                                                       Mr. Freeman serves on the
                                                       Boards of an additional 4
                                                       trusts  or   corporations
                                                       whose  funds are  advised
                                                       by Scudder Kemper.

-------------------------------------------------------------------------------------
George M. Lovejoy, Jr.   President and Director,       Trustee, Investment Trust,
(69)                     Fifty Associates (real        Scudder California Tax Free
                         estate corporation).          Trust, Scudder Cash
                                                       Investment Trust, Scudder
                                                       Funds Trust,
                                                       Scudder Municipal
                                                       Trust, Scudder Portfolio
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax Free
                                                       Trust, Scudder U.S. Treasury
                                                       Money Fund.  Mr. Lovejoy
                                                       serves on the Boards of an additional
                                                       2 trusts or corporations whose
                                                       funds are advised by Scudder
                                                       Kemper.

-------------------------------------------------------------------------------------
William H. Luers (70)    Chairman and President,       Director,
                         United Nations Association    Global/International Fund,
                         of America.                   Inc., Scudder International
                                                       Fund, Inc., Scudder Mutual
                                                       Funds, Inc.; Trustee,
                                                       Scudder Securities Trust,
                                                       Value Equity Trust.  Mr.
                                                       Luers serves on the Boards
                                                       of an additional 2 trusts or
                                                       corporations whose funds are
                                                       advised by Scudder Kemper.

-------------------------------------------------------------------------------------
Wesley W. Marple, Jr.    Professor of Business         Trustee, Investment Trust,
(68)                     Administration, Northeastern  Scudder California Tax Free
                         University, College of        Trust, Scudder Cash
                         Business Administration.      Investment Trust, Scudder
                                                       Funds Trust,
                                                       Scudder Municipal
                                                       Trust, Scudder Portfolio
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax Free
                                                       Trust, Scudder U.S. Treasury
                                                       Money Fund.  Mr. Marple serves
                                                       on the Board of 1 additional
                                                       trust whose funds are
                                                       advised by Scudder Kemper.

-------------------------------------------------------------------------------------
Kathryn L. Quirk (47)*   Vice President and Assistant  Director, Vice President and
                         Secretary; Managing Director  Assistant Secretary,
                         of Scudder Kemper             Global/International Fund,
                                                       Inc., Scudder International
                                                       Fund, Inc., Scudder Mutual
                                                       Funds, Inc.; Trustee, Vice
                                                       President and Assistant
                                                       Secretary, Investment Trust,
                                                       Scudder California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust, Scudder
                                                       Funds Trust,
                                                       Scudder Municipal
                                                       Trust, Scudder Portfolio
                                                       Trust, Scudder Securities
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax Free
                                                       Trust, Scudder U.S. Treasury
                                                       Money Fund, Value Equity
                                                       Trust.  Ms. Quirk serves on
                                                       the Boards of an additional
                                                       4 trusts or corporations
                                                       whose funds are advised by
                                                       Scudder Kemper.

-------------------------------------------------------------------------------------


* Nominee or Trustee/Director considered by the Trust/Corporation and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust/Corporation, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust/Corporation.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

      A fund's board is responsible for the general oversight of fund business. The nominees proposed for election at the Meetings consist of two individuals who are considered "interested" Trustees/Directors, and seven individuals who have no affiliation with Scudder Kemper and who are called "independent" Trustees/Directors (the "Independent Trustees/Directors"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Boards of Trustees/Directors, if approved by shareholders, nearly 78% will be Independent Trustees/Directors. The Independent Trustees/Directors have been nominated solely by the current Independent Trustees/Directors of the respective Trust/Corporation, a practice also favored by the SEC. The Independent Trustees/Directors have primary responsibility for assuring that a Trust/Corporation is managed in the best interests of its shareholders.

      The Trustees/Directors meet several times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees/Directors of each Trust/Corporation conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees/Directors). Furthermore, the Independent Trustees/Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees/Directors have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees/Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees/Directors are also assisted in this regard by the Funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees/Directors regularly meet privately with their counsel and other advisors. In addition, the Independent
Trustees/Directors   from  time  to  time  have   appointed   task   forces  and
subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

      The Board of each Trust/Corporation has an Audit Committee and a Committee on Independent Trustees/Directors, the responsibilities of which are described below. In addition, each Board has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

      The Audit Committee reviews with management and the Funds' independent public accountants, among other things, the scope of the audit and the internal controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Funds to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding each Fund's accounting and financial reporting practices.

     As suggested by the Advisory Group Report, each Trust's/Corporation's Audit Committee is comprised of the Independent Trustees/Directors, meets privately with the independent accountants of each series of each Trust/Corporation, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES/DIRECTORS

      The Board of Trustees/Directors of each Trust/Corporation has a Committee on Independent Trustees/Directors, comprised solely of Independent Trustees/Directors, charged with the duty of making all nominations of Independent Trustees/Directors, establishing Trustees'/Directors' compensation policies, retirement policies and fund ownership policies, reviewing Trustees'/Directors' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees'/Directors' effectiveness.

ATTENDANCE

     As noted above, the Trustees/Directors of each Trust/Corporation conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees/Directors. The full Boards of each of Global/International Fund, Inc., Scudder International Fund, Inc., Scudder Mutual Funds, Inc., Scudder Securities Trust and Value Equity Trust met seven times, the Audit Committee met two times and the Committee on Independent Trustees/Directors met one time during calendar year 1999. The full Board of each of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund met nine times, the Audit Committee met two times and the Committee on Independent Trustees met one time during the same time period. The full Board of Trustees of Scudder Funds Trust met eleven times, the Audit Committee met two times and the Committee on Independent Trustees met one time during the same time period. Each then current Trustee/Director attended 100% of the total meetings of each full Board and each above-named committee on which he or she served as a regular member that were held during that period.

HONORARY TRUSTEES/DIRECTORS

      Paul Bancroft III, William H. Gleysteen, Jr., Robert G. Stone, Jr. and Thomas J. Devine currently serve as Honorary Trustees/Directors of Value Equity Trust, Scudder International Fund, Inc., Scudder Mutual Funds, Inc., Global/International Fund, Inc., and Scudder Securities Trust. Wilson Nolen currently serves as an additional Honorary Trustee/Director of Value Equity Trust, Scudder International Fund, Inc., and Scudder Securities Trust. Honorary Trustees/Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Honorary Trustees/Directors are appointed by each respective Board of Trustees/Directors.

OFFICERS

      The following persons are officers of each Trust/Corporation noted in the table below:

--------------------------------------------------------------------------------
                        Principal Occupation              Trust/Corporation
Name (Age)                or Employment(1)               (Year First Became an
                                                          Officer(2)
--------------------------------------------------------------------------------
Joann M. Barry (39)       Vice President; Senior Vice  Scudder Mutual Funds,
                          President of Scudder Kemper  Inc. (1999)

--------------------------------------------------------------------------------
Kelly D. Babson (41)      Vice President; Managing     Scudder Portfolio Trust
                          Director of Scudder Kemper   (1996)

--------------------------------------------------------------------------------
Bruce F. Beaty (41)       Vice President; Managing     Investment Trust (1995)
                          Director of Scudder Kemper

--------------------------------------------------------------------------------
Nicholas Bratt (51)       President; Managing          Global/International
                          Director of Scudder Kemper   Fund, Inc. (for all
                                                       series except Scudder
                                                       Global Fund), Scudder
                                                       International Fund,
                                                       Inc., (1985)

--------------------------------------------------------------------------------
Eleanor R. Brennan (36)   Vice President; Senior Vice  Scudder California Tax
                          President of Scudder Kemper  Free Trust, Scudder
                                                       State Tax Free Trust
                                                       (1999)

--------------------------------------------------------------------------------
Jennifer P. Carter (37)   Vice President; Vice         Investment Trust (1999)
                          President of Scudder Kemper

--------------------------------------------------------------------------------
Robert S. Cessine (50)    Vice President; Managing     Scudder Funds Trust,
                          Director of Scudder Kemper   Scudder  Portfolio Trust
                                                       (1999)

--------------------------------------------------------------------------------
Irene T. Cheng (45)       Vice President; Managing     Scudder International
                          Director of Scudder Kemper   Fund, Inc., (1997)

--------------------------------------------------------------------------------
Peter Chin (57)           Vice President; Managing     Scudder Securities Trust
                          Director of Scudder Kemper   (1995)

--------------------------------------------------------------------------------
Philip G. Condon (49)     Vice President; Managing     Scudder Municipal Trust,
                          Director of Scudder Kemper   Scudder State Tax Free
                                                       Trust (1997)

--------------------------------------------------------------------------------
Joyce E. Cornell (56)     Vice President; Managing     Scudder International
                          Director of Scudder Kemper   Fund, Inc., (1996)

--------------------------------------------------------------------------------
Linda C. Coughlin (48)    Trustee and President;       Investment Trust,
                          Managing Director of         Scudder Cash Investment
                          Scudder Kemper               Trust, Scudder Funds
                                                       Trust, Scudder
                                                       California Tax Free
                                                       Trust,
                                                       Scudder Municipal
                                                       Trust, Scudder Portfolio
                                                       Trust, Scudder
                                                       Securities Trust,
                                                       Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax
                                                       Free Trust, Scudder U.S.
                                                       Treasury Money Fund,
                                                       Scudder Mutual Funds,
                                                       Inc., Value Equity Trust
                                                       (2000)

-------------------------------------------------------------------------------
J. Brooks Dougherty (40)  Vice President; Managing     Scudder Securities Trust
                          Director of Scudder Kemper   (1998)

--------------------------------------------------------------------------------
John E. Dugenske (34)     Vice President; Vice         Scudder Funds Trust
                          President of Scudder Kemper  (1999)

--------------------------------------------------------------------------------
James Eysenbach (38)      Vice President; Managing     Investment Trust (1999);
                          Director of Scudder Kemper   Scudder Securities Trust
                                                       (1995)
--------------------------------------------------------------------------------
Jan C. Faller (33)        Vice President; Vice         Global/International
                          President, Scudder Kemper    Fund, Inc. (1999)

--------------------------------------------------------------------------------
James E. Fenger (40)      Vice President; Managing     Scudder Securities Trust
                          Director of Scudder Kemper   (1998)

--------------------------------------------------------------------------------
Edmund B. Games, Jr. (62) Vice President; Managing     Scudder International
                          Director of Scudder Kemper   Fund, Inc., (1992)

--------------------------------------------------------------------------------
Ashton P. Goodfield (36)  Vice President; Vice         Scudder Municipal Trust,
                          President of Scudder Kemper  Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Trust (1999)
--------------------------------------------------------------------------------
Philip Fortuna (42)       Vice President; Managing     Scudder Securities Trust
                          Director of Scudder Kemper   (1995)

--------------------------------------------------------------------------------
Carol L. Franklin (47)    Vice President; Managing     Scudder International
                          Director of Scudder Kemper   Fund, Inc., (1996)

--------------------------------------------------------------------------------
William F. Gadsden (45)   Vice President; Managing     Investment Trust (1996)
                           Director of Scudder Kemper

--------------------------------------------------------------------------------
Joan Gregory (54)         Vice President; Vice         Scudder International
                          President of Scudder Kemper  Fund, Inc., (1999)

--------------------------------------------------------------------------------
John R. Hebble (41)       Treasurer; Senior Vice       Investment Trust, Value
                          President of Scudder Kemper  Equity Trust,
                                                       Global/International
                                                       Fund, Inc., Scudder
                                                       California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust,
                                                       Scudder Funds Trust,
                                                       Scudder International
                                                       Fund, Inc., Scudder
                                                       Municipal Trust, Scudder
                                                       Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax
                                                       Free Money Fund, Scudder
                                                       Tax Free Trust, Scudder
                                                       U.S. Treasury Money
                                                       Fund  (1998)

--------------------------------------------------------------------------------
Sewall Hodges (45)        Vice President; Managing     Scudder Securities Trust
                          Director of Scudder Kemper   (1999)

--------------------------------------------------------------------------------
William Holzer (50)       President; Principal and     Global/International
                          Managing Director of         Fund, Inc. (for Scudder
                          Scudder Kemper               Global Fund only); (1989)

--------------------------------------------------------------------------------
Gary A. Langbaum (51)     Vice President; Managing     Scudder Portfolio Trust
                          Director of Scudder Kemper   (1999)

--------------------------------------------------------------------------------
Valerie F. Malter (41)    Vice President; Managing     Investment Trust (1995)
                           Director of Scudder Kemper

--------------------------------------------------------------------------------
Ann M. McCreary (43)      Vice President; Managing     Investment Trust, Value
                          Director of Scudder Kemper   Equity Trust,
                                                       Global/International
                                                       Fund, Inc., Scudder
                                                       California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust,
                                                       Scudder Funds Trust,
                                                       Scudder International
                                                       Fund, Inc., Scudder
                                                       Municipal Trust, Scudder
                                                       Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax
                                                       Free Money Fund, Scudder
                                                       Tax Free Trust, Scudder
                                                       U.S. Treasury Money
                                                       Fund  (1998)

--------------------------------------------------------------------------------
Kathleen T. Millard (40)  Vice President; Managing     Investment Trust (1999);
                          Director of Scudder Kemper   Value Equity Trust (1995)

--------------------------------------------------------------------------------
John Millette (38)        Vice President and           Investment Trust, Value
                          Secretary; Vice President    Equity Trust,
                          of Scudder Kemper            Global/International
                                                       Fund, Inc., Scudder
                                                       California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust,
                                                       Scudder Funds Trust,
                                                       Scudder International
                                                       Fund, Inc., Scudder
                                                       Municipal Trust, Scudder
                                                       Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax
                                                       Free Money Fund, Scudder
                                                       Tax Free Trust, Scudder
                                                       U.S. Treasury Money
                                                       Fund  (1999)

--------------------------------------------------------------------------------
Gerald J. Moran (60)      Vice President; Managing     Global/International
                          Director of Scudder Kemper   Fund, Inc. (1991)

--------------------------------------------------------------------------------
Thaddeus Paluszek (42)    Vice President; Vice         Scudder Securities Trust
                          President of Scudder Kemper  (1997)

--------------------------------------------------------------------------------
Caroline Pearson (38)     Assistant Secretary; Senior  Investment Trust, Value
                          Vice President of Scudder    Equity Trust,
                          Kemper; Associate, Dechert   Global/International
                          Price & Rhoads (law firm)    Fund, Inc., Scudder
                          1989 to 1997                 California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust,
                                                       Scudder Funds Trust,
                                                       Scudder International
                                                       Fund, Inc., Scudder
                                                       Municipal Trust, Scudder
                                                       Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax
                                                       Free Money Fund, Scudder
                                                       Tax Free Trust, Scudder
                                                       U.S. Treasury Money
                                                       Fund  (1997)

--------------------------------------------------------------------------------
Robert C. Peck (53)       Vice President; Managing     Scudder Securities Trust
                          Director of Scudder Kemper   (2000)

--------------------------------------------------------------------------------
Kathryn L. Quirk (47)     Trustee and Director, Vice   Investment Trust, Value
                          President and Assistant      Equity Trust, Scudder
                          Secretary; Managing          California Tax Free
                          Director of Scudder Kemper   Trust, Scudder Cash
                                                       Investment Trust,
                                                       Scudder Municipal Trust,
                                                       Scudder Portfolio Trust,
                                                       Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax
                                                       Free Trust, Scudder U.S.
                                                       Treasury Money Fund
                                                       (1997);
                                                       Global/International
                                                       Fund, Inc., Scudder
                                                       Funds Trust, Scudder
                                                       International Fund,
                                                       Inc., Scudder Securities
                                                       Trust (1984); Scudder
                                                       Mutual Funds, Inc. (1988)

--------------------------------------------------------------------------------
Frank J. Rachwalski, Jr.  Vice President; Managing     Scudder California Tax
(55)                      Director of Scudder Kemper   Free Trust, Scudder Cash
                                                       Investment Trust,
                                                       Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Money Fund, Scudder U.S.
                                                       Treasury Money Fund
                                                       (1999)

--------------------------------------------------------------------------------
Sheridan Reilly (48)      Vice President; Senior Vice  Scudder International
                          President of Scudder Kemper  Fund, Inc., (1997)

--------------------------------------------------------------------------------
Lois R. Roman (35)        Vice President; Senior Vice  Value Equity Trust (1999)
                           President of Scudder Kemper

--------------------------------------------------------------------------------
M. Isabel Saltzman (45)   Vice President; Managing     Global/International
                          Director of Scudder Kemper   Fund, Inc. (1995)

--------------------------------------------------------------------------------
Tien Yu Sieh (30)         Vice President; Senior Vice  Scudder International
                          President of Scudder Kemper  Fund, Inc., (1999)

--------------------------------------------------------------------------------
Shahram Tajbakhsh (43)    Vice President; Senior Vice  Scudder International
                          President of Scudder Kemper  Fund, Inc., (1998)

--------------------------------------------------------------------------------
Robert Tymoczko (30)      Vice President; Senior Vice  Investment Trust, Value
                          President of Scudder Kemper  Equity Trust (1999)

--------------------------------------------------------------------------------
Rebecca Wilson (38)       Vice President; Vice         Scudder State Tax Free
                          President of Scudder Kemper  Trust (1995)

--------------------------------------------------------------------------------


1    Unless  otherwise  stated,  all of the officers have been  associated  with
     their  respective  companies  for  more  than  five  years,   although  not
     necessarily in the same capacity.

2 The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Corporation.


COMPENSATION OF TRUSTEES/DIRECTORS AND OFFICERS

      Each Trust/Corporation pays each Independent Trustee/Director an annual Trustee's/Director's fee for each series of the applicable Trust/Corporation plus specified amounts for Board and committee meetings attended and reimburses for expenses related to Fund business.

Investment Trust; Scudder Cash Investment Trust; Scudder Funds Trust; Scudder Municipal Trust; Scudder Portfolio Trust; Scudder Tax Free Trust; Scudder Tax Free Money Fund; Scudder U.S. Treasury Money Fund

      Each Independent Trustee of each of the above Trusts receives an annual Trustee's fee of $2,400 per fund if the fund's total net assets do not exceed $100 million, $4,800 per fund if the fund's total net assets exceed $100 million but do not exceed $1 billion and $7,200 per fund if the fund's total net assets exceed $1 billion. Each lead Trustee of each of the above Trusts receives an additional annual retainer fee of $500 per fund. Each Independent Trustee of each of the above Trusts also receives fees of $150 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between their respective Trusts and Scudder Kemper, or any of its other affiliates. Each Independent Trustee of each of the above Trusts also receives $75 per fund for all other committee meetings attended.

Global/International Fund, Inc.; Scudder International Fund, Inc.; Scudder Securities Trust; Value Equity Trust

      Each Independent Trustee/Director of each of the above Trusts/Corporations receives an annual Trustee's/Director's fee of $3,500 per fund. Each Independent Trustee/Director of each of the above Trusts/Corporations also receives fees of $325 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between their
respective  Trust/   Corporation  and  Scudder  Kemper,  or  any  of  its  other affiliates. Each Independent Trustee/Director of each of the above Trusts/Corporations also receives $100 per fund for all other committee meetings attended.

Scudder California Tax Free Trust; Scudder State Tax Free Trust

      Each Independent Trustee of each of the above Trusts receives an annual Trustee's fee of $1,800 per fund if the fund's total net assets do not exceed $100 million and $3,600 per fund if the fund's total net assets exceed $100 million. Each lead Trustee of each of the above Trusts receives an additional annual retainer fee of $500 per fund. Each Independent Trustee of each of the above Trusts also receives fees of $75 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between their respective Trust and Scudder Kemper, or any of its other affiliates. Each Independent Trustee of each of the above Trusts also receives $75 per fund for all other committee meetings attended.

      The  newly-constituted   Boards  of  the  above   Trusts/Corporations  may
determine to change their compensation structures.

      The Independent Trustees/Directors of each Trust/Corporation are not entitled to benefits under any pension or retirement plan. It is currently anticipated that a one-time benefit will be provided to those Independent Trustees/Directors who have volunteered to leave the board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. The amount of such benefit has not been finally determined, but is expected to be based on a Trustee's/Director's years of service and remaining years to normal retirement. [Further detail to be provided when available.] [Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.]

      Scudder Kemper supervises each Trust's/Corporation's investments, pays the compensation and certain expenses of its personnel who serve as
Trustees/Directors and officers of the Trust/Corporation and receives a management fee for its services. Several of each Trust's/Corporation's officers and Trustees/Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although no Trust/Corporation makes any direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

      The following Compensation Table provides in tabular form the following data:

      (1) All Trustees/Directors who receive compensation from one or more Trusts/Corporations (columns 1 through 16).

      (2) Aggregate compensation received by each Trustee/Director of each Trust/Corporation during calendar year 1999 (rows corresponding with columns 1 through 16).

      (3) Total compensation received by each Trustee/Director from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999 (bottom row).

                               COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------

                        1           2           3            4            5            6             7            8
--------------------------------------------------------------------------------------------------------------------------

                    Sheryle    William T.  Keith R.    William H.    Joan E.      Paul         William H.    Thomas J.
                    J. Bolton  Burgin      Fox         Luers         Spero        Bancroft     Gleysteen,    Devine
                                                                                  III          Jr.           (Honorary)
                                                                                  (Honorary)*  (Honorary)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                            Compensation from Trust/Corporation (Number of Funds)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Mutual      $7,600 (1)  $7,275 (1)  $7,275 (1)    $7,925 (1)   $7,925 (1)   $6,300 (1)            $0           $0
Funds, Inc.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder US                 N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Treasury Money Fund

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Municipal          N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Trust

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Tax Free           N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Trust

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Tax Free           N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Money Fund

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder State Tax          N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Free Trust

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Securities  $53,200    $50,925 (7) $50,925 (7)   $55,475 (7)  $55,475 (7)  $44,100 (7)            $0           $0
Trust                      (7)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder             $45,600    $43,650 (8) $43,650 (8)   $47,550 (8)  $47,550 (8)  $37,800 (8)            $0           $0
International              (8)
Fund,  Inc.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Portfolio          N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Trust
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Funds Trust        N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder Cash               N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Investment Trust
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Scudder California         N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
Tax Free Trust
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Global/International$38,000    $36,375 (5) $36,375 (5)   $39,625 (5)  $39,625 (5)  $31,500 (5)            $0           $0
Fund, Inc.                 (5)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Investment Trust           N/A         N/A         N/A           N/A          N/A          N/A           N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Value Equity Trust  $23,400    $22,100 (4) $22,100 (4)   $24,700 (4)  $24,700 (4)  $18,200 (4)            $0           $0
                           (4)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Compensation  $179,860      $160,325    $160,325 $212,596 (28)     $175,275     $159,991   $19,933 (2)           $0
from Fund Complex         (26)        (25)        (25)                       (25)         (27)
--------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------

(Continued)              9            10           11           12           13           14           15           16
----------------------------------------------------------------------------------------------------------------------------

                    Wilson       Robert G.    Henry Becton Dawn-Marie   Peter B.     George M.    Wesley W.    Jean C.
                    Nolen        Stone, Jr.                Driscoll     Freeman      Lovejoy, Jr. Marple, Jr.  Tempel
                    (Honorary)   (Honorary)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                             Compensation from Trust/Corporation (Number of Funds)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Mutual               N/A           $0         N/A           N/A          N/A         N/A          N/A           N/A
Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder US                   N/A          N/A  $6,440 (1)    $6,857 (1)   $6,491 (1)  $6,491 (1)   $6,491 (1)    $6,491 (1)
Treasury Money Fund

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Municipal            N/A          N/A $12,910 (2)   $13,714 (2)  $12,982 (2) $12,982 (2)  $12,982 (2)   $12,982 (2)
Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Tax Free             N/A          N/A $12,310 (2)   $13,114 (2)  $12,383 (2) $12,383 (2)  $12,383 (2)   $12,383 (2)
Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Tax Free             N/A          N/A  $6,455 (1)    $6,857 (1)   $6,491 (1)  $6,491 (1)   $6,491 (1)    $6,491 (1)
Money Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder State Tax            N/A          N/A $18,936 (6)   $21,154 (6)  $18,746 (6) $18,821 (6)  $18,821 (6)   $18,821 (6)
Free Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Securities            $0           $0         N/A           N/A          N/A         N/A          N/A           N/A
Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder                       $0           $0         N/A           N/A          N/A         N/A          N/A           N/A
International
Fund,  Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Portfolio            N/A          N/A $21,785 (4)   $23,153 (4)  $23,853 (4) $21,690 (4)  $21,690 (4)   $21,690 (4)
Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Funds Trust          N/A          N/A  $7,714 (2)   $13,351 (2)   $7,750 (2)  $7,750 (2)   $7,750 (2)    $7,750 (2)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder Cash                 N/A          N/A  $8,840 (1)    $9,258 (1)   $9,017 (1)  $8,892 (1)   $8,892 (1)    $8,892 (1)
Investment Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Scudder California           N/A          N/A  $7,060 (2)    $7,564 (2)   $6,984 (2)  $6,984 (2)   $6,984 (2)    $6,984 (2)
Tax Free Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Global/International         N/A           $0         N/A           N/A          N/A         N/A          N/A           N/A
Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investment Trust             N/A          N/A $31,110 (8)   $33,218 (8)  $34,134 (8) $31,025 (8)  $31,025 (8)   $31,025 (8)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Value Equity Trust            $0           $0         N/A           N/A          N/A         N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Compensation   $63,598 (6)   $9,000 (1)    $140,000 $150,000 (30)     $179,783    $153,200     $140,000 $140,000 (30)
from Fund Complex                                    (30)                       (57)        (31)         (30)
----------------------------------------------------------------------------------------------------------------------------



* Prior to November 1, 1999, Mr. Bancroft served as a Trustee/Director of the Trust/Corporation. As of November 1, 1999, Mr. Bancroft serves in the capacity of Honorary Trustee/Director. The compensation in this table reflects any fees received by Mr. Bancroft in both capacities.

     The Trustees/Directors of each Board unanimously recommend that the shareholders of each Fund vote for each nominee.

    PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                   ACCOUNTANTS

      The Board of each Trust/Corporation, including a majority of the Independent Trustees/Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants of each Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

        The Trustees/Directors of each Board unanimously recommend that the shareholders of each Fund vote in favor of this Proposal 2.

ADDITIONAL INFORMATION

General

      Each Fund will pay its own allocable shares of the cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, except that Scudder Kemper will bear any such expenses in excess of $________ (approximately $_______ per share), based on December 31, 1999 net assets for each Fund). In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      This Proxy Statement, the Notice of Meetings and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

      The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of a Trust/Corporation (for a Trust/Corporation-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust/Corporation-wide or a Fund by Fund vote will require, respectively, the affirmative vote of the holders of a majority of the concerned Trust's/Corporation's (for a Trust/Corporation-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of each Trust/ Corporation voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of each Fund voting at the Meeting.

      Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposal 2.

      Shareholders of each Trust/Corporation will vote together on Proposal 1 and shareholders of each Fund will vote separately with respect to Proposal 2.

      Holders of record of the shares of each Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 2 hereto sets forth the number of shares outstanding for each Fund as of March 20, 2000.

      Appendix 3 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Trust's/Corporation's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 3.

      Appendix 4 hereto sets forth the number of shares of each series of each Trust/Corporation owned directly or beneficially by the Trustees/Directors of the relevant Board and by the nominees for election and, in the case of Global/International Fund, Inc., the number of applicable Fund shares owned directly or beneficially by its Presidents.

      Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $497,659.51. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

      Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter and Administrator

      Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, is the principal underwriter for each Fund and provides services on behalf of the Class R shares of each of Scudder International Fund and Scudder Large Company Growth Fund pursuant to Administrative Services Agreements.

Proposals of Shareholders

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust/Corporation, c/o Scudder Kemper Investments, Inc., at the address for each Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters To Come Before the Meeting

      No Trustee/Director is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

      PLEASE  COMPLETE,  SIGN AND RETURN THE  ENCLOSED  PROXY  CARD(S)  (OR TAKE
      ADVANTAGE  OF  AVAILABLE   ELECTRONIC  OR  TELEPHONIC  VOTING  PROCEDURES)
      PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

      By Order of the Boards,

      [John Millette signature]
      John Millette
      Secretary

                                   APPENDIX 1

                         TRUSTS/CORPORATIONS and Series

                         GLOBAL/INTERNATIONAL FUND, INC.

                      Scudder Emerging Markets Income Fund

                            Scudder Global Bond Fund

                               Scudder Global Fund

                                INVESTMENT TRUST

                         Scudder Dividend & Growth Fund

                        Scudder Large Company Growth Fund

                           Scudder S&P 500 Index Fund

                        SCUDDER CALIFORNIA TAX FREE TRUST

                        Scudder California Tax Free Fund

                          SCUDDER CASH INVESTMENT TRUST

                               SCUDDER FUNDS TRUST

                          Scudder Short Term Bond Fund

                        SCUDDER INTERNATIONAL FUND, INC.

                      Scudder Emerging Markets Growth Fund

                       Scudder Greater Europe Growth Fund

                           Scudder International Fund

                           Scudder Latin America Fund

                       Scudder Pacific Opportunities Fund

                             SCUDDER MUNICIPAL TRUST

                        Scudder High Yield Tax Free Fund

                         Scudder Managed Municipal Bonds

                           SCUDDER MUTUAL FUNDS, INC.

                                Scudder Gold Fund

                             SCUDDER PORTFOLIO TRUST

                              Scudder Balanced Fund

                          Scudder High Yield Bond Fund

                               Scudder Income Fund

                            SCUDDER SECURITIES TRUST

                        Scudder 21st Century Growth Fund

                            Scudder Development Fund

                            Scudder Health Care Fund

                        Scudder Small Company Value Fund

                             Scudder Technology Fund

                          SCUDDER STATE TAX FREE TRUST

                       Scudder Massachusetts Tax Free Fund

                         Scudder New York Tax Free Fund

                           SCUDDER TAX FREE MONEY FUND

                             SCUDDER TAX FREE TRUST

                        Scudder Medium Term Tax Free Fund

                           SCUDDER TAX FREE MONEY FUND

                        SCUDDER U.S. TREASURY MONEY FUND

                               VALUE EQUITY TRUST

                        Scudder Large Company Value Fund

                         Scudder Select 1000 Growth Fund

                             Scudder Select 500 Fund

                                   APPENDIX 2

                             Fund Shares Outstanding

                                   APPENDIX 3

                        Beneficial Owners of Fund Shares

                                   APPENDIX 4

Fund Shares Owned by Nominees and Trustees/Directors

      Many of the nominees and Trustees/Directors own shares of the series of each Trust/Corporation and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee/Director and the Presidents of Global/International Fund, Inc., the number of shares owned in each series of each Trust/Corporation as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to each Trust/Corporation by each nominee and Trustee/Director and Presidents of Global/International Fund, Inc. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. [Each nominee's and Trustee's/Director's individual shareholdings of any series of each Trust/Corporation constitute less than 1% of the shares outstanding of such fund.] [As a group, the Trustees/Directors and officers own less than 1% of the shares of any series of each Trust/Corporation.]

-------------------------------------------------------------------------------------------------------------------------
                         Becton(1)    Bolton(2)    Bratt(3)     Burgin(4)    Coughlin(5)  Driscoll(6)  Fiedler(7)   Fox(8)
-------------------------------------------------------------------------------------------------------------------------
  Global/International
  Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Emerging
  Markets
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Global
  Discovery Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Global Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Global Bond
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Investment Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Classic
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Dividend &
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Growth and
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Large
  Company
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Real
  Estate
  Investment
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder S&P
  500 Index Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Managed
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Managed Small
  Company Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Cash
  Investment
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Funds
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Short
  Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Emerging
  Markets
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Greater
  Europe Growth
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Growth and
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Value Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Latin
  America Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Pacific
  Opportunities
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Municipal
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder High
  Yield Tax
  Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Managed
  Municipal
  Bonds
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Mutual
  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Gold
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Portfolio
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Corporate
  Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder High
  Yield Bond
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Securities
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Development
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Financial
  Services Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Health Care
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Micro
  Cap Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Small
  Company Value
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Technology
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder 21st
  Century
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder State
  Tax Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Massachusetts
  Limited Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Massachusetts
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder New
  York Tax Free
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder New
  York Tax Free
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Ohio
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Free Money
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Limited Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Medium Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder U.S.
  Treasury
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Value Equity
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Large
  Company Value
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Select 500
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Select 1000
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Value Fund
-------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------------------------
                         Freeman(9)     Holzer(10)     Lovejoy(11)    Luers(12)    Marple(13)   Quirk(14)     Spero(15)
-------------------------------------------------------------------------------------------------------------------------
  Global/International
  Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Emerging
  Markets
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Global
  Discovery Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Global Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Global Bond
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Investment Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Classic
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Dividend &
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Growth and
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Large
  Company
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Real
  Estate
  Investment
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder S&P
  500 Index Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Managed
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Managed Small
  Company Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Cash
  Investment
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Funds
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Short
  Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Emerging
  Markets
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Greater
  Europe Growth
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Growth and
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Value Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Latin
  America Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Pacific
  Opportunities
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Municipal
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder High
  Yield Tax
  Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Managed
  Municipal
  Bonds
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Mutual
  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Gold
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Portfolio
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Corporate
  Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder High
  Yield Bond
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Securities
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Development
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Financial
  Services Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Health Care
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Micro
  Cap Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Small
  Company Value
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Technology
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder 21st
  Century
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder State
  Tax Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Massachusetts
  Limited Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Massachusetts
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder New
  York Tax Free
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder New
  York Tax Free
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Ohio
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Free Money
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Limited Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Medium Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder U.S.
  Treasury
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Value Equity
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Large
  Company Value
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Select 500
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Select 1000
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Value Fund
-------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------------------------
                              Stromberg(16)       Tempel(17)     Zaleznick(18)       [All Trustees/Directors
                                                                                     and Officers as a Group]
-------------------------------------------------------------------------------------------------------------------------
  Global/International
  Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Emerging
  Markets
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Global
  Discovery Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Global Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Global Bond
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Investment Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Classic
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Dividend &
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Growth and
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Large
  Company
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Real
  Estate
  Investment
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder S&P
  500 Index Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Managed
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Managed Small
  Company Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  California
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Cash
  Investment
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Funds
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Short
  Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Emerging
  Markets
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Greater
  Europe Growth
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Growth and
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Value Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  International
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Latin
  America Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Pacific
  Opportunities
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Municipal
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder High
  Yield Tax
  Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Managed
  Municipal
  Bonds
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Mutual
  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Gold
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Portfolio
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Corporate
  Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Income Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder High
  Yield Bond
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Securities
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Development
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Financial
  Services Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Health Care
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Micro
  Cap Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Small
  Company Value
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Technology
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder 21st
  Century
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder State
  Tax Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Massachusetts
  Limited Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Massachusetts
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder New
  York Tax Free
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder New
  York Tax Free
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Ohio
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Free Money
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Tax
  Free Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Limited Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Medium Term
  Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder U.S.
  Treasury
  Money Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Value Equity
  Trust
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder Large
  Company Value
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Select 500
  Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Scudder
  Select 1000
  Growth Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Value Fund
-------------------------------------------------------------------------------------------------------------------------


1 As of January 31, 2000, Mr. Becton's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

2 As of January 31, 2000, Ms. Bolton's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

3 As of January 31, 2000, Mr. Bratt's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

4 As of January 31, 2000, Mr. Burgin's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

5 As of January 31, 2000, Ms. Coughlin's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

6 As of January 31, 2000, Ms. Driscoll's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

7 As of January 31, 2000, Mr. Fiedler's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

8 As of January 31, 2000, Mr. Fox's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

9 As of January 31, 2000, Mr. Freeman's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

10 As of January 31, 2000, Mr. Holzer's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

11 As of January 31, 2000, Mr. Lovejoy's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

12 As of January 31, 2000, Mr. Luers's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

13 As of January 31, 2000, Mr. Marple's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

14 As of January 31, 2000, Ms. Quirk's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

15 As of January 31, 2000 Ms. Spero's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

16 As of January 31, 2000, Ms. Stromberg's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

17 As of January 31, 2000, Ms. Tempel's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

18 As of January 31, 2000, Mr. Zaleznick's total aggregate holdings in each series of each Trust/Corporation listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $______________.

                                  FORM OF PROXY

        [LOGO]                                      YOUR VOTE IS IMPORTANT!
      [ADDRESS]

                                                      VOTE TODAY BY MAIL,
                                               TOUCH-TONE PHONE OR THE INTERNET
                                               CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                               LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***     Please fold and detach card at
                                               perforation before mailing.

                                     [FUND]
                               [TRUST/CORPORATION]
                                    [address]
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                    3:00 p.m., Eastern time, on July 13, 2000

     The undersigned hereby appoints __________,  ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the [Fund] (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., [address], on July 13, 2000 at 3:00 p.m., Eastern time, and at any adjournments thereof.

                                 PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                 Dated ____________________________,2000


                                 Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                 -----------------------------------------------
               [Name]
               [address]

                                 -----------------------------------------------
                                   Signature(s) of Shareholder(s)

        [LOGO]                                  YOUR VOTE IS IMPORTANT!
      [ADDRESS]

                                                  VOTE TODAY BY MAIL,
                                           TOUCH-TONE PHONE OR THE INTERNET
                                           CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                           LOG ON TO WWW.PROXYWEB.COM/XXXXX

                Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted for approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF [TRUSTEES/DIRECTORS] OF [TRUST/CORPORATION]. THE BOARD OF [TRUSTEES/DIRECTORS] RECOMMENDS A VOTE FOR THE PROPOSALS. ---

                   Please vote by filling in the boxes below.

                                       FOR all       WITHHOLD      ABSTAIN
                                       nominees      authority
                                       listed        to vote
                                       (except as    for all
                                       noted in      nominees
                                       space         listed
                                       provided)

PROPOSAL 1

To  elect  [Trustees/Directors]  to
the  Board of  [Trustees/Directors]
of   [Trust/Corporation]   to  hold
office   until   their   respective
successors  have been duly  elected
and   qualified   or  until   their
earlier resignation or removal.        ______        ______        ______


NOMINEES:

(01)  Henry P.  Becton,  Jr.,  (02)
Linda C. Coughlin,  (03) Dawn-Marie
Driscoll,  (04)  Edgar R.  Fiedler,
(05)   Keith  R.  Fox,   (06)  Joan
Edelman  Spero,  (07) Jean  Gleason
Stromberg,  (08)  Jean  C.  Tempel,
(09) Steven Zaleznick.

INSTRUCTION:  TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE  THE   NAME(S)  ON  THE  LINE
IMMEDIATELY BELOW.

-----------------------------------
PROPOSAL 2                             FOR           AGAINST       ABSTAIN

To   ratify   the    selection   of
PricewaterhouseCoopers  LLP  as the
Fund's independent  accountants for
the  current   fiscal   year.   THE
PROXIES ARE  AUTHORIZED  TO VOTE IN
THEIR   DISCRETION   ON  ANY  OTHER
BUSINESS  WHICH MAY  PROPERLY  COME
BEFORE   THE    MEETING   AND   ANY
ADJOURNMENTS THEREOF.                  ______        ______        ______


                           PLEASE SIGN ON REVERSE SIDE